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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 16, 2002

                         Commission file number: 1-5256

                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                                         23-1180120
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                       identification number)


                        628 GREEN VALLEY ROAD, SUITE 500
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 547-6000
              (Registrant's telephone number, including area code)






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ITEM 5 - OTHER EVENTS

        Raymond G. Viault, age 57, was elected to the Board of Directors of VF Corporation on July 16, 2002, for a term expiring at the 2003 Annual Meeting of Shareholders. Mr. Viault has been Vice Chairman of General Mills, Inc. (a manufacturer and marketer of consumer food products) since 1996. From 1990 to 1996, Mr. Viault was President of Kraft Jacobs Suchard in Zurich, Switzerland. Mr. Viault was with Kraft General Foods for a total of 20 years, serving in a variety of major marketing and general management positions. Mr. Vault earned his bachelor's degree from Brown University in Providence, R.I., and his MBA from Columbia University in New York City. Mr. Viault is also a director of General Mills, Inc. and Newell Rubbermaid Inc.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press release issued by VF Corporation on July 16, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            V.F. CORPORATION
                                            ----------------
                                              (Registrant)


                                            By:     /s/ Robert K. Shearer
                                                -------------------------------
                                                  Robert K. Shearer
                                                  Vice President-Finance
                                                  (Chief Financial Officer)

Date:  July 16, 2002

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION                        SEQUENTIAL PAGE NUMBER

    99.1             Press release issued by                        5
                     V.F. Corporation on
                     July 16, 2002

                                       4